                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   November 25, 1998
                                                    -----------------


                        Penn Treaty American Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Pennsylvania                        0-15972                23-1664166
------------                        -------                ----------
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)


3440 Lehigh Street, Allentown, Pennsylvania                             18103
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:    (610) 965-2222
                                                       --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On December 2, 1998, the Registrant announced that it had entered into a definitive agreement to purchase all of the outstanding capital stock of United Insurance Group ("UIG") of South Lyon, Michigan. A press release announcing the acquisition and issued by the Registrant on December 2, 1998, is filed as Exhibit 99.1 hereto and incorporated by reference herein.

         In connection with the acquisition of UIG, the Registrant entered into a Stock Purchase Agreement with Patrick Patterson dated as of November 25, 1998 (the "Patterson Stock Purchase Agreement"), and a Stock Purchase Agreement with Gregory Thaens dated as of November 25, 1998 (the "Thaens Stock Purchase Agreement") (collectively, the "Stock Purchase Agreements"). Pursuant to the Stock Purchase Agreements, the Registrant shall purchase all of the outstanding capital stock of UIG, effective as of January 1, 1999. The Patterson Stock Purchase Agreement and the Thaens Stock Purchase Agreement are filed as Exhibit 99.2 and 99.3 hereto, respectively.

Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

               99.1 Press Release dated December 2, 1998

               99.2 Stock Purchase Agreement between Patrick Patterson and Penn
                    Treaty American Corporation dated as of November 25, 1998

               99.3 Stock Purchase Agreement between Gregory D. Thaens and Penn
                    Treaty American Corporation dated as of November 25, 1998


                                        2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PENN TREATY AMERICAN CORPORATION



Date:  December 11, 1998                By: /s/ Cameron B. Waite
                                          -------------------------------------
                                          Cameron B. Waite
                                          Chief Financial Officer



                                  EXHIBIT INDEX


Exhibit Number    Description
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
99.1              Press Release dated December 2, 1998

99.2              Stock Purchase Agreement between Patrick Patterson and Penn Treaty American
                  Corporation dated as of November 25, 1998

99.3              Stock Purchase Agreement between Gregory D. Thaens and Penn Treaty
                  American Corporation dated as of November 25, 1998